SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
14a-12

                             ICALL SYSTEMS, INC.
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              (Name of Registrant as Specified in Its Charter)
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  (Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction
applies:
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     (3) Per unit price or other underlying value of transaction computed
         pursuant to Exchange Act Rule 0-11 (set forth the amount
on which
         the filing fee is calculated and state how it was
determined):
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     (4) Proposed maximum aggregate value of transaction:
         --------------------------------------------------------
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     (5) Total fee paid:
         --------------------------------------------------------
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/ /  Fee paid previously with preliminary materials:
/ /  Check box if any part of the fee is offset as provided by
Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the
offsetting fee was
     paid previously. Identify the previous filing by
registration statement
     number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

                              ICALL SYSTEMS, INC.
                               c/o Marc Crimeni
                           388 Market St., Suite 500
                            San Francisco, CA 94111

December 21, 2001

To:  Stockholders of iCall Systems, Inc.:

       You are cordially invited to attend a Special Meeting of Stockholders of iCall Systems, Inc., a Nevada corporation ("iCall"), to be held at the offices of iCall, at 388 Market Street, Suite 500, San Francisco, CA 94111 on Tuesday, January 8, 2002, at 1:30 p.m., Pacific Time.

       At this Special Meeting, you will be asked to consider and vote upon the approval of the following items:

      1. For stockholders of iCall to consider and vote upon a proposal to approve the change in the name ("Name Change") of "iCall Systems, Inc." to "InCall Systems, Inc." The proposed name change is being requested because another company recently contacted iCall and informed us that they already had rights to the name.

      2. To transact such other business as may properly come before the Special Meeting of Stockholders of iCall or any adjournment thereof.

     iCall is a publicly-listed company, listed on the NASDAQ Over-The-Counter Bulletin Board (the "OTC-BB") under the symbol "ICAS." iCall has developed and is executing a business strategy in which it provides "call center" services, designed for the internet, for outsourced customer service functions on behalf of website owners.

      The Board of Directors of iCall has unanimously approved the proposed name change, and recommends that the stockholders of iCall vote FOR approval of the name change. iCall shareholders are urged to read the enclosed Proxy Statement.

      Enclosed is a Notice of Special Meeting, a Proxy Statement, and a Proxy Card. Please give this information your careful attention. They provide a more detailed description of the proposed motions before the stockholders. Approval by a majority of the shares of iCall Common Stock entitled to vote at the Special Meeting is required for approval. Your vote is important, no matter how large or how small your holdings.

      In view of the importance of the action to be taken, we urge you to complete, sign, and date the enclosed proxy card and to return it promptly in the enclosed envelope, whether or not you plan to attend the Special Meeting. Sending in your proxy now will not interfere with your right to attend the Special Meeting or to vote your shares personally at the Special Meeting if you wish to do so.

                                           Sincerely,

                                           /s/ Marc Crimeni
                                           ----------------
                                               Marc Crimeni
                                               Chairman & CEO

                           ICALL SYSTEMS, INC.
                             C/O MARC CRIMENI
                       388 MARKET STREET, SUITE 500
                         SAN FRANCISCO, CA 94111
                    ----------------------------------
               NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                           ICALL SYSTEMS, INC.
                      TO BE HELD ON JANUARY 8, 2002
                    ----------------------------------

December 21, 2001

To the Stockholders of iCall Systems, Inc.:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of iCall Systems, Inc., a Nevada corporation ("iCall") will be held at the offices of iCall, at 388 Market Street, Suite 500, San Francisco, CA, on Tuesday, January 8, 2002, at 1:30 p.m. Pacific Time, for the following purposes:

      1. For stockholders of iCall to consider and vote upon a proposal to approve the change in the name ("Name Change") of "iCall Systems, Inc." to "inCall Systems, Inc." The proposed name change for iCall will provide association of the post-Acquisition company with ICALL's business name;

      2. To transact such other business as may properly come before the Special Meeting of Stockholders of iCall or any adjournment thereof.

    Only stockholders of record at the close of business on December 10, 2001 are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof. Approval of the Name Change requires the affirmative vote of the holders of a majority of the shares of iCall Common Stock entitled to vote at the Special Meeting of Stockholders of iCall.

    Dissenters' Rights. Dissenters' Rights under Nevada Corporate
Code, Chapter 92 (a), sections 300-500 do not apply to this matter being put to a vote of the Stockholders.

    THE BOARD OF DIRECTORS OF ICALL RECOMMENDS THAT YOU VOTE FOR
APPROVAL OF THE NAME CHANGE.

By Order of the Board of Directors of iCall Systems, Inc.,


            /s/ Marc Crimeni
            ----------------
          Marc Crimeni
          President of iCall

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY IF YOU WISH. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                   PROXY
                            ICALL SYSTEMS, INC.

                         THIS IS YOUR PROXY CARD

                            ICALL SYSTEMS, INC.
                             c/o Marc Crimeni
                        388 Market Street, Suite 500
                          San Francisco, CA 94111

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Marc Crimeni, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on this proxy, all the shares of common stock of iCall Systems, Inc., a Nevada corporation ("iCall") held by the undersigned at the Special Meeting of Stockholders to be held at 1:30 P.M. PST on January 8, 2002 or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR approval of Proposals 1 through 2.

      1. For stockholders of iCall to consider and vote upon a proposal to approve the change in the name ("Name Change") of "iCall Systems, Inc." to "InCall Systems, Inc." The proposed name change is being requested because another company recently contacted iCall and informed us that they already had rights to the name.


             FOR                           WITHHOLD AUTHORITY
     -------                       -------


      2. To transact such other business as may properly come before the Special Meeting of Stockholders of Altrex or any adjournment thereof.


             FOR                            WITHHOLD AUTHORITY
     -------                        -------


Dated:                      Signature:
       ----------------                -------------------------


                                       -------------------------
                                       Print Name(s)


                                       -------------------------
                                       Signature if held jointly


  PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TO THE COMPANY:

                       ICALL SYSTEMS, INC.
                        c/o Marc Crimeni
                   388 Market Street, Suite 500
                      San Francisco, CA 94111

                AS SOON AS POSSIBLE.  THANK YOU.

                           ICALL SYSTEMS, INC.
                            c/o Marc Crimeni
                      388 Market Street, Suite 500
                         San Francisco, CA 94111

                             PROXY STATEMENT

For the Special Meeting of Stockholders of iCall Systems, Inc.
to be Held on January 8, 2002

     This Proxy Statement is being furnished to the stockholders of iCall Systems, Inc., a Nevada corporation ("iCall"), in connection with the solicitation of proxies by the Board of Directors of iCall from holders of outstanding shares of common stock of iCall ("iCall Common Stock") for use at the Special Meeting of iCall Stockholders.

     The purpose of the iCall Special Meeting is to consider and vote upon the following:

      1. For stockholders of iCall to consider and vote upon a proposal to approve the change in the name ("Name Change") of "iCall Systems, Inc." to "InCall Systems, Inc." The proposed name change is being requested because another company recently contacted iCall and informed us that they already had rights to the name.

      2. To transact such other business as may properly come before the Special Meeting of Stockholders of iCall or any adjournment thereof.

     No person is authorized to give any information or to make any representations other than those contained herein and, if given or made, such information or representations must not be relied upon as having been authorized. The delivery of this document shall under no circumstances create an implication that there has been no change in the affairs of iCall since the date hereof or that the information herein is correct as of any time subsequent to its date.

     This Proxy Statement, the accompanying Notice of Meeting, and the other documents enclosed herewith are dated December 21, 2001 and are being first mailed to the stockholders of iCall on or about December 21, 2001.

     The Special Meeting will be held at 1:30 p.m., local time, on January 8, 2002, at the office of iCall, at 388 Market Street, Suite 500, San Francisco, CA 94111. The purpose of the Special Meeting of Stockholders of iCall is to consider and vote upon approval of the Name Change. The Board of Directors of iCall has fixed the close of business on December 10, 2001, as the record date for determining stockholders entitled to vote at the Special Meeting (the "Record Date"). As of such date, there were 5,600,261 shares of common stock, par value $0.001, of iCall issued and outstanding and therefore entitled to be voted at the Special Meeting, and there were approximately 45 stockholders, of record or through registered clearing agents.

     The presence, in person or by proxy, of holders of 60% of the issued and outstanding shares of iCall Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at such Special Meeting.

     The enclosed proxy is solicited on behalf of the Board of Directors of iCall for use in connection with the Special Meeting and any adjournment or adjournments thereof. Holders of iCall Common Stock are requested to complete, date, and sign the accompanying proxy and return it promptly to iCall in the enclosed envelope. Failure to return a properly executed proxy or to vote at the Special Meeting will have the same effect as a vote against approval of the Name Change and any other proposal to be considered at the Special Meeting.

     A stockholder who has executed and delivered a proxy may revoke it at any time before it is voted by giving a later written proxy or by giving written revocation to Marc Crimeni, CEO and Chairman of iCall, provided such later proxy or revocation is actually received by the company before the vote of the stockholders, or by voting in person at the Special Meeting. Any stockholder attending the Special Meeting may vote in person whether or not a proxy has been previously filed. The shares represented by all properly executed proxies received in time for the Special Meeting, unless revoked, will be voted in accordance with the instructions therein. If instructions are not given, properly executed proxies received will be voted FOR approval of the applicable agreements and any other proposal to be considered at the applicable Special Meeting.

     iCall's management is not aware of any business to be acted upon at the Special Meeting other than the proposal to approve the Name Change. If other matters are properly brought before the Special Meeting, or any adjournment thereof, the enclosed proxy, if properly signed, dated and returned, will be voted in accordance with the recommendation of the Board of iCall, or, if there is no such recommendation, in the discretion of the individuals named as proxies therein.

Background of and Reasons for the Name Change; Recommendation of Board of Directors.

     Management of iCall, was recently contacted by another company that stated it had the rights to the name "iCall Systems" and has asked that iCall therefore immediately change its name. The name, "InCall Systems, Inc." is thus being suggested for the new name for the Company.

     Vote Required. Approval of the Name Change will require the affirmative vote of a majority of the holders of the outstanding shares of iCall Common Stock. A failure to return the enclosed proxy or a vote to abstain will have the same effect as a vote against approval of the Name Change.

     Dissenters' Rights. Dissenters' Rights under Nevada
Corporate Code, Chapter 92 (a), sections 300-500 do not apply to this matter being put to a vote of the Stockholders.

     Financial and Other Information.

     Stockholders are encouraged to review iCall's annual (Form 10-K), quarterly (Form 10-Q), and notice(s) of other significant events (Form 8-K) that have been previously filed with the United States Securities and Exchange Commission ("SEC"). These can be found on the SEC's internet website, the address of which is www.sec.gov. You may also read copies of any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549.

     Please also be advised that the Company will provide, at no charge to you, a copy of any and all of the Company's financial information that has been filed with the SEC upon your oral or written request. Please direct any written request to the name and address listed at the top of this document, and any oral request should be made to Mr. Bob Harris at (604) 628-5278.

     Other Matters.

     As of the date of this Proxy Statement, iCall's Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting other than as described in this Proxy Statement. If any other matter shall come before the Special Meeting or any adjournment or postponement thereof and shall be voted upon, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.


            By Order of the Board of Directors of iCall Systems, Inc.,


            /s/ Marc Crimeni
            ----------------                Marc Crimeni
                CEO, Chairman
            December 21, 2001